COLLEGE RETIREMENT EQUITIES FUND (CREF)

SUPPLEMENT NO. 1
Dated December 1, 2014 to the May 1, 2014 Prospectus

The following language supplements and amends CREF’s Prospectus disclosure to inform participants about an upcoming change to the CREF Accounts. Participants will receive more individualized details regarding this change in the coming months, as well as final details in CREF’s 2015 Prospectus.

Beginning April 24, 2015, each CREF Account will be expanded into three classes. CREF Accounts currently have a single class structure, which means that each CREF Account has the same expense ratio across employer-sponsored and individual plans/products of all sizes. To better align CREF’s pricing structure with the costs of serving a wide range of clients and participants, multiple classes are being created. They will be designated as R1, R2 and R3 for each CREF Account. Eligibility for each class will be based either upon the amount of aggregate retirement plan assets a participant’s institution has invested in all CREF Accounts or, for participant assets not associated with a retirement plan, the type of product through which the CREF assets are held.

In general, CREF class eligibility is expected to be as follows:

CREF class eligibility
	Institutional clients	Individual and annuity products
Class R1	• Institutions with CREF assets under management below $20 million	• Individual Retirement Account (IRA) • Keogh contract
Class R2	• Institutions with CREF assets under management of $20 million or more, but less than $400 million	• After-Tax Retirement Annuity (ATRA)
Class R3	• Institutions with CREF assets under management of $400 million or more.	• Immediate annuity
• Savings and Investment Plan (SIP)
• Accumulation Unit Deposit Option (AUDO)

After multi-classing, expense ratios experienced by participants invested in a particular Account will vary depending on the class in which they are invested. While an Account’s administrative and distribution expenses and total expense ratios will vary among classes, each Account’s advisory expenses and mortality and expense risk charges will be the same across all classes. Additionally, the investment objective, strategy and risk profile for each Account will remain the same and CREF will continue to be provided on an at-cost basis, with each class paying for its related costs.

The estimated expenses for each CREF class after multi-classing are set forth below:

ESTIMATED ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS (as a percentage of average net assets)

CREF Account	Class	Investment advisory expenses	Administrative expenses	Distribution expenses (12b-1)	Mortality and expense risk charges	Total annual expense deductions
Stock	R1	0.110%	0.390%	0.155%	0.005%	0.660%
	R2	0.110	0.245	0.100	0.005	0.460
	R3	0.110	0.185	0.070	0.005	0.370
Global Equities	R1	0.130	0.390	0.155	0.005	0.680
	R2	0.130	0.245	0.100	0.005	0.480
	R3	0.130	0.185	0.070	0.005	0.390
Growth	R1	0.075	0.390	0.155	0.005	0.625
	R2	0.075	0.245	0.100	0.005	0.425
	R3	0.075	0.185	0.070	0.005	0.335
Equity Index	R1	0.045	0.390	0.155	0.005	0.595
	R2	0.045	0.245	0.100	0.005	0.395
	R3	0.045	0.185	0.070	0.005	0.305
Bond Market	R1	0.110	0.390	0.155	0.005	0.660
	R2	0.110	0.245	0.100	0.005	0.460
	R3	0.110	0.185	0.070	0.005	0.370
Inflation-Linked Bond	R1	0.065	0.390	0.155	0.005	0.615
	R2	0.065	0.245	0.100	0.005	0.415
	R3	0.065	0.185	0.070	0.005	0.325

CREF Account	Class	Investment advisory expenses	Administrative expenses	Distribution expenses (12b-1)	Mortality and expense risk charges	Total annual expense deductions
Social Choice	R1	0.080%	0.390%	0.155%	0.005%	0.630%
	R2	0.080	0.245	0.100	0.005	0.430
	R3	0.080	0.185	0.070	0.005	0.340
Money Market[1]	R1	0.060	0.390	0.155	0.005	0.610
	R2	0.060	0.245	0.100	0.005	0.410
	R3	0.060	0.185	0.070	0.005	0.320

[1]	Beginning July 16, 2009, TIAA has voluntarily withheld (“waived”) a portion of the distribution and/or administrative expenses of the Money Market Account in order to assist the Account in producing a yield of at least zero. TIAA is not obligated to continue these waivers, and there is no assurance that the Account will produce a yield of at least zero. The effect of this waiver is not reflected in the chart. Any expenses waived after October 1, 2010 are subject to possible recovery by TIAA from the Account for three years after the waiver. TIAA may recover from the Account a portion of the amounts waived at such time as the Account’s daily yield would be positive absent the effect of the waiver, and in such event the amount of recovery on any day will be approximately 25% of the Account’s yield (net of all expenses) on that day.

The expenses shown above are preliminary estimated expenses; final estimated expenses will be provided in the April 24, 2015 CREF Prospectus.

The following table shows you an example of the expenses you would incur on a hypothetical investment of $1,000 in each class of each Account over several periods during the accumulation period based on the preliminary estimated annual expense deductions in the chart above. This table assumes a 5% annual return on assets. Remember that these figures do not represent actual expenses or investment performance, which may differ.

CREF Account	Class	1 year	3 years	5 years	10 years
Stock	R1	$7	$21	$37	$82
	R2	$5	$15	$26	$58
	R3	$4	$12	$21	$47
Global Equities	R1	$7	$22	$38	$85
	R2	$5	$15	$27	$60
	R3	$4	$13	$22	$49
Growth	R1	$6	$20	$35	$78
	R2	$4	$14	$24	$54
	R3	$3	$11	$19	$42
Equity Index	R1	$6	$19	$33	$74
	R2	$4	$13	$22	$50
	R3	$3	$10	$17	$39
CREF Account	Class	1 year	3 years	5 years	10 years
Bond Market	R1	$7	$21	$37	$82
	R2	$5	$15	$26	$58
	R3	$4	$12	$21	$47
Inflation-Linked Bond	R1	$6	$20	$34	$77
	R2	$4	$13	$23	$52
	R3	$3	$10	$18	$41
Social Choice	R1	$6	$20	$35	$79
	R2	$4	$14	$24	$54
	R3	$3	$11	$19	$43
Money Market	R1	$6	$20	$34	$76
	R2	$4	$13	$23	$52
	R3	$3	$10	$18	$41

CREF’s multi-classing will take place automatically. Participants will not need to take any action prior to or on April 24, 2015. Participants will receive additional information regarding which class they will be eligible for, as well as required insurance and pension notices. Please read all of this information, including this prospectus supplement, carefully and retain it for your records. Note that participants will also receive an updated April 24, 2015 Prospectus which will more fully detail all of the changes related to CREF’s multi-classing. Please contact 888 211-3850 with additional questions.

A14540 (12/14)